PROSPECTUS SUPPLEMENT -- April 1, 2002*

AXP(R) Managed Series, Inc.
AXP(R) Managed Allocation Fund (Nov. 29, 2001) S-6141-99 V (11/01)


The subsection entitled "AEFC chooses investments by:" on page 3 in the "Principal Investment Strategies" section for the Managed Allocation Fund is revised as follows:

AEFC chooses equity investments by:

o Using observable measures from publicly available data to identify U.S. and foreign companies of all sizes that exhibit:

   -- improving earnings and growth trends, -- financial strength, or
   -- attractive valuations, based on measures such as the ratio of stock price to company earnings, free cash flow or book value.

o  Buying those securities that offer above-average long-term growth potential.

(Note: All other text in this section remains unchanged)


The "Investment Manager" section for the Managed Allocation Fund is revised as follows:

The second paragraph disclosing Kenwood Capital Management LLC as the subadviser and the sixth paragraph disclosing Jake Hurwitz and Kent Kelley as the portfolio managers have been deleted.

(Note: All other text in this section remains unchanged)

S-6141-22 A (04/02)
* Valid until next prospectus date
Destroy November 29, 2002